UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) September 26, 2006
Continucare Corporation
(Exact name of registrant as specified in its Charter)

Florida	1-12115
(State of other jurisdiction or	(Commission File Number)
incorporation or organization)

7200 Corporate Center Drive, Suite 600,
Miami, Florida	33126
(Address of principal executive offices)	(Zip Code)
59-2716023
(IRS Employer Identification No.)
(305) 500-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Item 9.01 Financial Statement and Exhibits
SIGNATURES
Index to Exhibits
EX-23.1 Consent of Moore Stephens Lovelace
EX-99.1 Audited Combined Balance Sheet
EX-99.3 Unaudited Pro Forma Financial Statements

This Amendment No. 1 to the Current Report on Form 8-K of Continucare Corporation (the “Company”) filed with the Securities and Exchange Commission on October 2, 2006, is filed for the purpose of filing the financial statements of Miami Dade Health Centers, Inc. and its affiliated companies (the “MDHC Companies”) required by Item 9.01(a) of this Form and the pro forma financial information required by Item 9.01(b) of this Form.
Item 9.01 Financial Statement and Exhibits.
(a) Financial statements of the businesses acquired.
     The following financial statements are filed herewith:
•	Audited combined balance sheets of the MDHC Companies as of December 31, 2005 and 2004 and the related combined statements of operations, changes in owners’ deficit and cash flows for each of the three years in the period ended December 31, 2005; and

•	Unaudited combined condensed interim financial statements of the MDHC Companies as of and for the three-months and nine-months ended September 30, 2006 and 2005.
(b) Unaudited pro forma financial information.
     The following pro forma financial information is filed herewith:
•	Unaudited pro forma combined condensed balance sheet as of September 30, 2006;

•	Unaudited pro forma combined condensed statements of income for the year ended June 30, 2006; and

•	Unaudited pro forma combined condensed statements of income for the three-months ended September 30, 2006.
(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Moore Stephens Lovelace, P.A., Independent Certified Public Accountants.

99.1	Audited combined balance sheets of the MDHC Companies as of December 31, 2005 and 2004 and the related combined statements of operations, changes in owners’ deficit and cash flows for each of the three years in the period ended December 31, 2005 (incorporated by reference to pages FB-1 through FB-14 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on August 14, 2006).

99.2	Unaudited combined condensed interim financial statements of the MDHC Companies as of and for the three-months and nine-months ended September 30, 2006 and 2005.

99.3	Unaudited pro forma combined condensed financial statements as of and for the three-months ended September 30, 2006 and for the year ended June 30, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONTINUCARE CORPORATION
/s/ Fernando L. Fernandez
Fernando L. Fernandez
Senior Vice President – Finance, Chief Financial Officer, Treasurer and Secretary

Dated: December 14, 2006

Index to Exhibits

Exhibit No.	Description
23.1	Consent of Moore Stephens Lovelace, P.A., Independent Certified Public Accountants.

99.1	Audited combined balance sheets of the MDHC Companies as of December 31, 2005 and 2004 and the related combined statements of operations, changes in owners’ deficit and cash flows for each of the three years in the period ended December 31, 2005 (incorporated by reference to pages FB-1 through FB-14 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on August 14, 2006).

99.2	Unaudited combined condensed interim financial statements of the MDHC Companies as of and for the three-months and nine-months ended September 30, 2006 and 2005.

99.3	Unaudited pro forma combined condensed financial statements as of and for the three-months ended September 30, 2006 and for the year ended June 30, 2006.